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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 21, 2004


                            MERCER INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)


                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)


            000-9409                                    91-6087550
     (Commission File Number)               (I.R.S. Employer Identification No.)


          14900 INTERURBAN AVENUE SOUTH, SUITE 282, SEATTLE, WA  98168
                               (Address of Office)


                                 (206) 674-4639
              (Registrant's telephone number, including area code)


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ITEM  5.     OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

On July 21, 2004, Mercer International Inc. (the "Company") announced by press release the status of its project to construct a new 552,000 tonne per year NBSK pulp mill near the town of Stendal, Germany. A copy of the Company's press release is attached hereto as Exhibit 99.1.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

EXHIBIT NO.      DESCRIPTION
-----------      -----------

   99.1          Press  Release  dated  July  21,  2004


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             MERCER  INTERNATIONAL  INC.

                                             /s/ David M. Gandossi
                                             ---------------------------
                                             David  M.  Gandossi
                                             Chief  Financial  Officer


Date:     July  21,  2004


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                            MERCER INTERNATIONAL INC.

                                    FORM 8-K

                                  EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION
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     99.1           Press  release  dated  July  21,  2004